                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY
                               AMENDMENT NO. 3 TO
                              THE CREDIT AGREEMENT


                                                     Dated as of August 24, 2001



                  AMENDMENT NO. 3 TO THE CREDIT AGREEMENT dated as of October 2, 2000 among AdvancePCS, f/k/a Advance Paradigm, Inc., a Delaware corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Bank One, N.A., ("BANK ONE") as Documentation Agent, Bank of America, N.A., ("BANK OF AMERICA") as Collateral Agent and as Administrative Agent for the Lender Parties, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Banc of America Securities LLC as Joint Book-Runner and Joint Lead Arranger for the Lenders, as amended by the Amendment No. 1 to the Credit Agreement dated as of November 3, 2000 and the Amendment No. 2 to the Credit Agreement dated as of June 22, 2001 (as so amended and as otherwise amended, restated and modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment No. 3 (the "AMENDMENT") have the same meanings as specified in the Credit Agreement.

                  PRELIMINARY STATEMENTS:

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agents have entered into the Credit Agreement and the Lenders have made Advances to the Borrower thereunder;

                  WHEREAS, the Borrower and its subsidiaries intend to enter into a structured accounts receivable financing transaction with General Electric Capital Corporation ("GE CAPITAL") and its subsidiaries to provide up to $150,000,000 of financing through a securitization of certain of the Borrower's accounts receivable described on Schedule I hereto which shall have an average daily principal amount during any calendar month of approximately $250,000,000;

                  NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendment. The Credit Agreement is, effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The definition of "Asset Securitization" in Section 1.01 of the Credit Agreement is deleted in its entirety and is replaced with the following definition:

         "`ASSET SECURITIZATION' means a structured receivables financing transaction to be entered into by and among the Borrower, AdvancePCS, L.P., an indirect wholly-owned subsidiary of the Borrower, as originator, AFC Holding Corporation, an indirect wholly-owned subsidiary of AdvancePCS, L.P., the Receivables Subsidiary, as the seller, GE Capital, as administrative agent and purchaser and Redwood Receivables Corporation, as purchaser ("REDWOOD" and together with GE Capital, the "PURCHASERS"), providing for the contribution and transfer of Securitization Receivables, and having a final purchase date not later than 5 years from the closing date thereof and a facility commitment not to exceed $150,000,000, provided that (a) the Receivables held by the Receivables Subsidiary in connection with the Asset Securitization shall be Securitization Receivables, (b) the monetary Obligations of the Receivables Subsidiary in respect of the Asset Securitization shall be non-recourse to any Loan Party (other than such recourse as is customary in receivables securitization transactions of this type), (c) the documentation relating to the Asset Securitization shall be in form and substance reasonably satisfactory to the Administrative Agent, (d) the Borrower and its Subsidiaries shall clearly indicate on their records which Receivables are Securitization Receivables that have been transferred to the Receivables Subsidiary and (e) the Administrative Agent shall be reasonably satisfied that all amounts relating to the Securitization Receivables shall not be commingled with cash or other amounts of the Borrower and its Subsidiaries and that all amounts paid in respect of the Securitization Receivables shall be deposited into one or more lockboxes or other bank accounts in which no other funds are deposited on terms and conditions reasonably satisfactory to the Administrative Agent."

                  (b) The definition of "Receivables Subsidiary" in Section 1.01 of the Credit Agreement is deleted in its entirety and is replaced with the following definition:

         "`RECEIVABLES SUBSIDIARY' means Advance Funding Corporation, a Subsidiary of the Borrower that conducts no business other than the Asset Securitization and activities incidental thereto and owns and possesses no assets other than Securitization Receivables and those other assets received in connection with the Asset Securitization."

                  (c) Section 1.01 of the Credit Agreement is amended to insert the following new definition:

         "`SECURITIZATION RECEIVABLES' means, initially, all receivables of AdvancePCS, L.P. (the "ORIGINATOR") owed by each of the account debtors listed on Schedule V hereto (and their successors and assigns) and thereafter, all receivables owed by each of the account debtors listed on any amended Schedule V (and their successors and assigns), which Schedule may be modified from time to time as the Borrower, the Originator and the Administrative Agent shall agree, provided, however, that Schedule V may be amended only to add additional account debtors in replacement of account debtors that are not current customers of the Borrower, and in no event shall any such modification of such Schedule V change the average daily principal amount of the Securitization Receivables transferred to the Receivables

         Subsidiary in any material manner. For the avoidance of doubt, Securitization Receivables shall include amounts owing to the Originator in respect of products sold and/or services rendered by the Originator, in all cases regardless of whether such receivables are characterized as accounts receivable, general intangibles or otherwise, and shall include certain related rights described in the documentation approved by the Administrative Agent in connection with the Asset Securitization."

                  (d) Section 5.01(j)(i) of the Credit Agreement is amended to insert after the words "Guaranty Supplement," the phrase, "provided, however, that no Guaranty Supplement shall be required to be executed or delivered as contemplated by this clause (i) by the Receivables Subsidiary,".

                  (e) Section 5.01(r) is added to the Credit Agreement and shall read as follows:

         "(r) Clearly indicate, and cause each of its Subsidiaries (where applicable) to clearly indicate, on its records (including, without limitation, its computer records) which Receivables are Securitization Receivables that have been transferred to the Receivables Subsidiary in connection with the Asset Securitization."

                  (f) Section 5.02(b)(xii) of the Credit Agreement is amended to insert after the words "Asset Securitization" and before the comma immediately following, the phrase, "(including, without limitation, indemnities and repurchase obligations incurred in connection therewith)".

                  (g) Section 5.02(e)(x) of the Credit Agreement is amended to insert after the words "of such type," the phrase, ", provided, however, that the Receivables held by the Receivables Subsidiary in connection with the Asset Securitization shall be Securitization Receivables."

                  (h) Section 5.02(q) is added to the Credit Agreement and shall read as follows:

         "(q) Proceeds of Securitization Receivables. Commingle, or permit any Subsidiary to commingle, amounts relating to the Securitization Receivables that have been sold pursuant to the Asset Securitization with cash or any other amounts of the Borrower and its Subsidiaries."

                  (i) Section 5.03(l) is added to the Credit Agreement and shall read as follows:

         "(l) Securitization Receivables. So long as the Asset Securitization is continuing, then as soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, and within 90 days after the end of the last quarter of each Fiscal Year, a certificate executed by a senior officer of the Borrower setting forth in reasonable detail the average daily principal balance of outstanding billed Securitization Receivables held by the Receivables Subsidiary during each calendar month occurring in such fiscal quarter."

                  (j) Schedule I to the Credit Agreement is amended by deleting the column entitled "Interim Revolving Credit Commitment" in its entirety.

                  (k) The Credit Agreement is amended to add Schedule V thereto which shall be as set forth in Schedule I hereto, which Schedule may be modified from time to time as the Borrower, the Originator and the Administrative Agent shall agree.

                  (l) Exhibit E to the Credit Agreement is deleted in its entirety.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, (a) the Borrower shall have pledged all of the stock of the Receivables Subsidiary pursuant to the terms of the Security Agreement in favor of the Collateral Agent and (b) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Required Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

                  SECTION 3. Authority of Administrative Agent. The Required Lenders hereby acknowledge and agree that pursuant to the authority granted to the Administrative Agent under Article VIII of the Credit Agreement, the Administrative Agent has the power to execute and deliver all documents and to take all such further action on behalf of the Lender Parties as it may deem to be reasonably necessary to effectuate the Asset Securitization as set forth in the Credit Agreement and in this Amendment thereto.

                  SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

                  (b) no Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment.

                  SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Costs, Expenses; Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



              [The rest of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  ADVANCEPCS


                                  By:    /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO

                            SUBSIDIARY GUARANTORS

                                  ADVANCEPCS HEALTH, L.P.


                                  By ADVANCEPCS HEALTH SYSTEMS, LLC,
                                     its General Partner


                                  By:    /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO


                                  ADVANCEPCS RESEARCH, L.L.C.



                                  By:    /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO


                                  ADVANCERX.COM, L.P.


                                  By ADVANCEPCS HEALTH SYSTEMS, LLC,
                                     its General Partner


                                  By:    /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO


                                  ADVP CONSOLIDATION, L.L.C.


                                  By:    /s/ SUSAN S. DEMARS
                                       -----------------------------------------
                                  Name:  Susan S. DeMars
                                  Title: General Counsel and Secretary

                                  ADVP MANAGEMENT, L.P.,
                                  By ADVANCEPCS HEALTH SYSTEMS, LLC,
                                     its General Partner


                                  By: /s/ T. DANNY PHILLIPS
                                      ------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO


                                  AMBULATORY CARE REVIEW SERVICES, INC.


                                  By: /s/ T. DANNY PHILLIPS
                                      ------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO


                                  BAUMEL-EISNER NEUROMEDICAL INSTITUTE, INC.


                                  By: /s/ T. DANNY PHILLIPS
                                      ------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO



                                  FFI RX MANAGED CARE, INC.


                                  By: /s/ T. DANNY PHILLIPS
                                      ------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO


                                  FIRST FLORIDA INTERNATIONAL HOLDINGS, INC.

                                  By: /s/ T. DANNY PHILLIPS
                                      ------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO

                                  FOUNDATION HEALTH PHARMACEUTICAL SERVICES INC.


                                  By:  /s/ T. DANNY PHILLIPS
                                     -------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO



                                  HMN HEALTH SERVICES, INC.


                                  By:  /s/ T. DANNY PHILLIPS
                                     -------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO



                                  ADVANCEPCS HOLDING CORPORATION



                                  By:  /s/ T. DANNY PHILLIPS
                                     -------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO



                                  ADVANCEPCS MAIL SERVICES OF BIRMINGHAM, INC.

                                  By:  /s/ T. DANNY PHILLIPS
                                     -------------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: CFO



                                  ADVANCEPCS PUERTO RICO, INC.


                                  By:  /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President and CFO

                                  ADVANCEPCS HEALTH SYSTEMS, LLC


                                  By:   /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO


                                  ADVANCEPCS SPECIALTYRX, LLC


                                  By:  /s/ T. DANNY PHILLIPS
                                       -----------------------------------------
                                  Name:  T. Danny Phillips
                                  Title: Executive Vice President & CFO

THE AGENTS


BANK OF AMERICA, N. A.,
as Administrative Agent, Collateral Agent,
Initial Lender and Initial Issuing Bank and Lender Party


By:
   -----------------------------------------
Title:


BANK ONE, N.A., as Documentation Agent and Lender Party


By:
   -----------------------------------------
Title:



MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent and Lender Party


By:
   -----------------------------------------
Title:

LENDERS


MERRILL LYNCH CAPITAL CORPORATION


By:
   -----------------------------------------
Title:


BANK ONE, N.A.


By:
   -----------------------------------------
Title:


CREDIT SUISSE FIRST BOSTON


By:
   -----------------------------------------
Title:

By:
   -----------------------------------------
Title:



GENERAL ELECTRIC CAPITAL CORPORATION


By:
   -----------------------------------------
Title:


FIRST UNION NATIONAL BANK


By:
   -----------------------------------------
Title:


BANK OF CHINA, NEW YORK BRANCH


By:
   -----------------------------------------
Title:

RAYMOND JAMES BANK, FSB


By:
   -----------------------------------------
Title:


CIBC INC.


By:
   -----------------------------------------
Title:


THE BANK OF NOVA SCOTIA


By:
   -----------------------------------------
Title:


ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG - NEW YORK


By:
   -----------------------------------------
Title:


By:
   -----------------------------------------
Title:


ABBEY NATIONAL TREASURY SERVICES PLC, LONDON


By:
   -----------------------------------------
Title:



NORTHWOODS CAPITAL II, LIMITED
By: Angelo, Gordon & Co., L.P., as Collateral Manager


By:
   -----------------------------------------
Title:

ARES LEVERAGED INVESTMENT FUND, L.P.


By:
   -----------------------------------------
Title:


ARES LEVERAGED INVESTMENT FUND II, L.P


By:
   -----------------------------------------
Title:


PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
By: CPF Asset Advisory LLC as Investment Manager


By:
   -----------------------------------------
Title:


By:
   -----------------------------------------
Title:


CARLYLE HIGH YIELD PARTNERS, L.P


By:
   -----------------------------------------
Title:


CARLYLE HIGH YIELD PARTNERS II, LTD.

By:
   -----------------------------------------
Title:


CARLYLE HIGH YIELD PARTNERS III, LTD.


By:
   -----------------------------------------
Title:

BAVARIA TRR CORPORATION


By:
   -----------------------------------------
Title:


CARAVELLE INVESTMENT FUND, L.L.C.
By: Trimaran Advisors, L.L.C.


By:
   -----------------------------------------
Title:


SIERRA CLO I, LTD.


By
  ------------------------------------------
Title:


CITADEL HILL 2000 LTD.


By
  ------------------------------------------
Title:


FIVE FINANCE CORPORATION
Citibank, N.A. as Additional Investment Manager for and on behalf of Five Finance Corporation


By
  ------------------------------------------
Title:


TYLER TRADING, INC.


By
  ------------------------------------------
Title:

FLEET NATIONAL BANK FOR THE ACCOUNT OF FLAGSHIP CLO


By
  ------------------------------------------
Title:


FOOTHILL INCOME TRUST, L.P.
By FIT GP, LLC, its General Partner


By
  ------------------------------------------
Title: Managing Member


FRANKLIN CLO I, LIMITED


By
  ------------------------------------------
Title:


FRANKLIN FLOATING RATE MASTER SERIES


By
  ------------------------------------------
Title:


FRANKLIN FLOATING RATE TRUST


By
  ------------------------------------------
Title:


HELLER FINANCIAL, INC.
By: Heller Financial Asset Management LLC
       Authorized Agent


By
  ------------------------------------------
Title:


KATONAH I, LTD.


By
  ------------------------------------------
Title:

NOMURA BOND & LOAN FUND


By:
   -----------------------------------------
Title:


NUVEEN FLOATING RATE FUND
By: Nuveen Senior Loan Asset Management Inc.


By
  ------------------------------------------
Title:


NUVEEN SENIOR INCOME FUND
By: Nuveen Senior Loan Asset Management Inc.


By
  ------------------------------------------
Title:


ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By: ING Pilgrim Investments, as its investment manager


By
  ------------------------------------------
Title:


ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By: ING Pilgrim Investments, as its investment manager


By
  ------------------------------------------
Title:


ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By: ING Pilgrim Investments, as its investment manager


By
  ------------------------------------------
Title:


ING PILGRIM SENIOR INCOME
By: ING Pilgrim Investments, as its investment manager


By
  ------------------------------------------
Title:

PILGRIM PRIME RATE TRUST
By:  ING Pilgrim Investments, as its investment manager


By:
   -----------------------------------------
Title:


PILGRIM CLO 1999-1 LTD.
By:  ING Pilgrim Investments, as its investment manager


By
  ------------------------------------------
Title:


SEQUILS-PILGRIM I, LTD.
By:  ING Pilgrim Investments, as its investment manager


By
  ------------------------------------------
Title:


OPPENHEIMER SENIOR FLOATING RATE FUND


By
  ------------------------------------------
Title:


HARBOURVIEW CDO II, LTD


By
  ------------------------------------------
Title:


KZH SHOSHONE LLC


By
  ------------------------------------------
Title:


APEX (IDM) CDO I. LTD.


By
  ------------------------------------------
Title:

ELC (CAYMAN) LTD. CDO SERIES 1999-1


By
  ------------------------------------------
Title:


ELC (CAYMAN) LTD. 2000-1


By
  ------------------------------------------
Title:


KZH WATERSIDE LLC


By
  ------------------------------------------
Title:


KZH ING-1 LLC


By
  ------------------------------------------
Title:


KZH ING-2 LLC


By
  ------------------------------------------
Title:


KZH ING-3 LLC


By
  ------------------------------------------
Title:


ARCHIMEDES FUNDING IV (CAYMAN), LTD
By:  ING Capital Advisors LLC, as Collateral Manager


By
  ------------------------------------------
Title:

NEMEAN CLO, LTD
By:  ING Capital Advisors LLC, as Investment Manager


By
  ------------------------------------------
Title:


THE ING CAPITAL SENIOR SECURED
HIGH INCOME HOLDINGS FUND, LTD.
By:  ING Capital Advisors LLC, as Investment Manager


By
  ------------------------------------------
Title:


SWISS LIFE US RAINBOW LIMITED
By:  ING Capital Advisors LLC, as Investment Manager


By
  ------------------------------------------
Title:


MAPLEWOOD (CAYMAN) LIMITED MASSMUTUAL INVESTMENT ADVISOR


By
  ------------------------------------------
Title:


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By
  ------------------------------------------
Title:


MASSMUTUAL HIGH YIELD PARTNERS II, LLC


By
  ------------------------------------------
Title:


KZH PONDVIEW LLC


By
  ------------------------------------------
Title:

SIMSBURY CLO, LIMITED


By
  ------------------------------------------
Title:


SUFFIELD CLO, LIMITED


By
  ------------------------------------------
Title:


WILBRAHAM CBO, LIMITED


By
  ------------------------------------------
Title:


STEIN, ROE & FARNHAM, as agent for
KEYPORT LIFE INSURANCE COMPANY


By
  ------------------------------------------
Title:


LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND
By:  Stein Roe & Farnham Incorporated, as Advisor


By
  ------------------------------------------
Title:


SRF 2000 LLC


By
  ------------------------------------------
Title:


SRF TRADING, INC.


By
  ------------------------------------------
Title:

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY



By
  ------------------------------------------
Title:


VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.


By
  ------------------------------------------
Title:


VAN KAMPEN PRIME RATE INCOME TRUST
By: Van Kampen Investment Advisory Corp.


By
  ------------------------------------------
Title:


VAN KAMPEN CLO I, LIMITED
By: Van Kampen Management, Inc., as Collateral Manager


By
  ------------------------------------------
Title:


VAN KAMPEN CLO II, LIMITED
By: Van Kampen Management, Inc., as Collateral Manager


By
  ------------------------------------------
Title:


MONY LIFE INSURANCE COMPANY


By
  ------------------------------------------
Title:


MONY LIFE INSURANCE COMPANY OF AMERICA


By
  ------------------------------------------
Title:

AIMCO CDO SERIES 2000-A


By
  ------------------------------------------
Title:


ALLSTATE LIFE INSURANCE COMPANY


By
  ------------------------------------------
Title:


ARES III CLO LTD.
By: ARES CLO Management LLC


By
  ------------------------------------------
Title:


TRYON CLO LTD. 2000-1


By
  ------------------------------------------
Title:


MORGAN STANLEY PRIME INCOME TRUST


By
  ------------------------------------------
Title:


CAPTIVA III FINANCE LTD.
as advised by Pacific Investment Management Company LLC


By
  ------------------------------------------
Title:


WINDSOR LOAN FUNDING, LIMITED
By:  Stanfield Capital Partners LLC, as its Investment Manager


By
  ------------------------------------------
Title:

STANFIELD/RMF TRANSATLANTIC CDO, LTD.
By:  Stanfield Capital Partners LLC, as its Collateral Manager


By
  ------------------------------------------
Title:


SENIOR DEBT PORTFOLIO
By: Boston Management and Research, as Investment Advisor


By
  ------------------------------------------
Title:


EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor


By
  ------------------------------------------
Title:


EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management, as Investment Advisor


By
  ------------------------------------------
Title:


OXFORD STRATEGIC  INCOME FUND
By: Eaton Vance Management, as Investment Advisor


By
  ------------------------------------------
Title:


EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management, as Investment Advisor


By
  ------------------------------------------
Title:

FIRST DOMINION FUNDING II


By
  ------------------------------------------
Title:


FIRST DOMINION FUNDING III


By
  ------------------------------------------
Title:


SANKATY HIGH YIELD PARTNERS II, L.P.


By
  ------------------------------------------
Title:


BRANT POINT II CBO 2000-1-LTD.


By
  ------------------------------------------
Title:


GREAT POINT CLO 1999-1 LTD.


By
  ------------------------------------------
Title:


FLEET NATIONAL BANK AS TRUST ADMINISTRATOR
FOR LONG LANE MASTER TRUST IV


By
  ------------------------------------------
Title:


CENTURION CDO II, LTD.
By American Express Asset Management
Group Inc., as Collateral Manager


By
  ------------------------------------------
Title:

ELF FUNDING TRUST I
By Highland Capital Management, L.P.,
as Collateral Manager


By
  ------------------------------------------
Title:


SAWGRASS TRADING LLC


By
  ------------------------------------------
Title:


SRV - HIGHLAND, INC.


By
  ------------------------------------------
Title:


SEABOARD CLO 2000 LTD


By
  ------------------------------------------
Title:


TEXTRON FINANCIAL CORPORATION


By
  ------------------------------------------
Title:


GRAYSON & CO
By: Boston Management and Research, as Investment Advisor


By
  ------------------------------------------
Title:

CAPTIVA FINANCE LTD.


By
  ------------------------------------------
Title:

BLUE SQUARE FUNDING LIMITED SERIES 3


By
  ------------------------------------------
Title:


CARAVELLE INVESTMENT FUND II, L.L.C.
By: Trimaran Advisors, L.L.C.


By
  ------------------------------------------
Title:


EMERALD ORCHARD LIMITED


By
  ------------------------------------------
Title:


MORGAN STANLEY SENIOR FUNDING, INC.


By
  ------------------------------------------
Title:


CSAM FUNDING I


By
  ------------------------------------------
Title:

                                   SCHEDULE I
                                                               Schedule V to the
                                                                Credit Agreement

                           SECURITIZATION RECEIVABLES


                                  SEE ATTACHED